SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                           _X_
Filed by a party other than the Registrant        ___

Check the appropriate box:
_X_   Preliminary Proxy Statement
___   Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
___   Definitive Proxy Statement
___   Definitive Additional Materials
___   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                        INVESCO INTERNATIONAL FUNDS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

_X_   No fee required
___   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1.    Title of each class of securities to which transaction applies:
      2.    Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4.    Proposed maximum aggregate value of transaction:
      5.    Total fee paid:

___   Fee paid previously with preliminary materials.

___ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:
      2.    Form, Schedule or Registration Statement No.:
      3.    Filing Party:
      4.    Date Filed:

                                NOVEMBER 27, 2000

                     IMPORTANT PROXY VOTE FOR LIQUIDATION OF
          INVESCO LATIN AMERICAN GROWTH AND INVESCO PACIFIC BASIN FUNDS

Dear Shareholder:

Enclosed with this letter you will find an important proxy statement for the upcoming shareholder meeting on NOVEMBER 27, 2000. The reason for this meeting is so that you and other investors in INVESCO Pacific Basin Fund and INVESCO Latin American Growth Fund can vote on a proposal by management to liquidate these funds.

It's important that you understand why we are recommending this step - which we believe is in your best interests as an investor. Here are the answers to some questions you may have about this proposal:

WHY IS INVESCO FUNDS PROPOSING THESE LIQUIDATIONS?

We value our relationship with you - and we won't offer an investment we don't believe provides you with the potential you deserve. The reasons for the proposal are explained in more detail in the enclosed proxy statement, but they can be summed up as investment outlook, inconsistency with our growth management style, and cost.

INVESTMENT OUTLOOK. These geographic regions have been weak and volatile for an extended period of time. While there may be solid values still to be found in these emerging economies, our research has found that the narrow geographical focus of these funds has resulted in increased volatility, and the funds have not found favor with our investors or the investing public in general.

INCONSISTENCY WITH OUR GROWTH MANAGEMENT STYLE. Both INVESCO Latin American Growth Fund and INVESCO Pacific Basin Fund employ a stock selection method that differs from the bottom-up, growth-oriented, stock-specific focus employed by our domestic growth team. Our goal is to ensure that all our products are more consistent with the firm's overall investment approach.

COST. Finally, because of the limited investor interest in these funds, we have simply been unable to attract enough shareholders and assets to run these funds efficiently on your behalf. Small funds tend to have higher expense ratios, shared by relatively few investors. It does not make economic sense for either our shareholders or INVESCO Funds to continue managing INVESCO Latin American Growth Fund or INVESCO Pacific Basin Fund.

WHAT HAPPENS IF SHAREHOLDERS DECIDE IN FAVOR OF LIQUIDATION?

If that happens, the funds' net assets will be liquidated and the proceeds will be distributed among the remaining shareholders on the liquidation date following the shareholder meeting. You may decide your best investment choice is to exchange your shares into another INVESCO fund on or before that date. You will not be charged a redemption fee for shares sold or exchanged after September 20, 2000. You may want to consult your financial advisor about this important decision. If you are still an investor in INVESCO Latin American
Growth Fund or INVESCO Pacific Basin Fund on the liquidation date, you will automatically receive a check for the value of the shares that you owned on that date.

You may obtain more  information  about your  INVESCO  fund  choices,  including management fees, expenses and risks, by calling 1-800-525-8085 for free prospectuses, or consult your financial advisor. Please read the relevant prospectus carefully before you invest in, or send money to, another INVESCO fund. We also encourage you to visit our Web site at INVESCOFUNDS.COM for prospectuses and current information about all of our funds, including performance figures and updates from the portfolio managers.

WHAT HAPPENS IF SHAREHOLDERS DECIDE NOT TO APPROVE THE LIQUIDATION PLAN?

If the liquidation plan is not approved by the shareholders, INVESCO Latin American Growth Fund and INVESCO Pacific Basin Fund will continue to operate as series of International Funds (but without INVESCO's advisory fee waiver and absorption of expenses).

IF THE FUNDS LIQUIDATE, WILL THERE BE TAX CONSEQUENCES FOR ME?

To liquidate, the funds will sell all of their holdings. This may result in capital gain distributions to shareholders, which are usually taxable if your investment is not in a tax-advantaged account (like an IRA or other retirement plan). In addition, the final price per share of each fund may be more or less than you originally paid for your shares. If the final price is more than you paid for your shares, then you may have taxable gains as well. And, as always, if you exchange into another fund, that is considered a sale and may have tax consequences.

FOR IRA HOLDERS: If you have not yet reached age 59 1/2, it is important that you are aware that this redemption will be considered a premature distribution, and that taxes and penalties may be assessed by the Internal Revenue Service. You may decide your best investment choice is to exchange your shares into another INVESCO fund on or before the liquidation date. We encourage you to contact our offices to discuss any questions, concerns and other INVESCO fund choices available.

You should consult your own tax advisor about how a liquidation might affect you, given your personal circumstances.

WHAT DOES THE FUNDS' BOARD OF DIRECTORS RECOMMEND?

The Board believes you should vote in favor of these liquidations. More importantly, the directors recommend that you study the issues involved, call us with any questions, and vote promptly to ensure that a quorum of INVESCO Latin American Growth Fund and INVESCO Pacific Basin Fund shares will be represented at the shareholders' meeting.

I hope this  letter  has helped you  better  understand  why we are making  this
proposal.   If  you  have  any  questions,   I  encourage  you  to  call  us  at
1-800-525-8085, and one of our Investment Specialists will assist you.

Sincerely,



Mark H. Williamson
Chairman & CEO,
INVESCO Funds Group, Inc.


P.S. REMEMBER, YOU HAVE TWO IMPORTANT DECISIONS TO MAKE VERY SOON: HOW TO VOTE ON THE ENCLOSED PROXY, AND HOW TO INVEST YOUR PROCEEDS IF THE FUNDS DO LIQUIDATE. IF WE CAN PROVIDE YOU WITH ANY INFORMATION TO MAKE THESE CHOICES EASIER, PLEASE CALL US.

INVESCO DISTRIBUTORS, INC., (SM) DISTRIBUTOR

                       INVESCO LATIN AMERICAN GROWTH FUND
                           INVESCO PACIFIC BASIN FUND
              (EACH A SERIES OF INVESCO INTERNATIONAL FUNDS, INC.)

                                November 27, 2000

Dear Shareholder:

      The attached proxy materials seek your approval to liquidate the assets of the INVESCO Latin American Growth Fund ("Latin American Growth Fund") and the INVESCO Pacific Basin Fund ("Pacific Basin Fund"), each a series of INVESCO International Funds, Inc. (each a "Fund" and collectively, the "Funds").

      YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS. The liquidations of the Funds have been approved by the board of directors (please see the separate letter addressed to you about the proposed liquidations). The attached proxy material provides more information about the proposed liquidations of the Funds you are being asked to vote upon.

      YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. Voting your shares early will permit the avoidance of costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, date and sign your proxy card and mail it in the enclosed return envelope promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, by facsimile, through the internet, or in person.

                                          Very truly yours,


                                          Mark H. Williamson
                                          President
                                          INVESCO International Funds, Inc.

                       INVESCO LATIN AMERICAN GROWTH FUND
                           INVESCO PACIFIC BASIN FUND
              (EACH A SERIES OF INVESCO INTERNATIONAL FUNDS, INC.)

                                 ---------------

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                November 27, 2000

                                 ---------------


To The Shareholders:

      NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the "Meeting") of INVESCO Latin American Growth Fund and INVESCO Pacific Basin Fund (each a "Fund" or collectively the "Funds"), each a series of INVESCO International Funds, Inc. ("International Funds"), will be held on November 27, 2000, at 10:00 a.m., Mountain Time, at the office of INVESCO Funds Group, Inc., 7800 East Union Avenue, Denver, Colorado, for the following purposes:

        (1) For INVESCO Latin American Growth Fund voting separately, to approve a Plan of Liquidation and Termination of the Fund; (if liquidation is not approved, fee waiver and expense reimbursements will be discontinued);

        (2) For INVESCO Pacific Basin Fund voting separately, to approve a Plan of Liquidation and Termination of the Fund; (if liquidation is not approved, fee waiver and expense reimbursements will be discontinued); and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      You are entitled to vote at the Meeting and any adjournment thereof on any proposal that affects a Fund if you owned shares of that Fund at the close of business on September 19, 2000. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                    By Order of the Board of Directors,



                                    Glen A. Payne
                                    Secretary

September 29, 2000
Denver, Colorado

-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

       Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. IF YOU DATE, SIGN, AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote by telephone, through the internet, by facsimile machine or in person. To vote by telephone, please call the toll-free number listed on the enclosed proxy card. Shares that are registered in your name, as well as shares held in "street name" through a broker, may be voted via the internet or by telephone. To vote in this manner, you will need the 12-digit "control" number that appears on your proxy card. To vote via the internet, please access http://www.proxyvote.com on the World Wide Web. In addition, shares that are registered in your name may be voted by faxing your completed proxy card to [1-___-___-____.] If we do not receive your completed proxy card(s) after several weeks, you may be contacted by our proxy solicitor, Shareholder
Communications Corporation. Our proxy solicitor will remind you to vote your shares or will record your vote over the telephone if you choose to vote in that manner. [You may also call Shareholder Communications Corporation directly at 1-800-___-____, extension ____, and vote by phone.]

Unless proxy card(s) submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

--------------------------------------------------------------------------------

                       INVESCO LATIN AMERICAN GROWTH FUND
                           INVESCO PACIFIC BASIN FUND
              (EACH A SERIES OF INVESCO INTERNATIONAL FUNDS, INC.)

                             7800 EAST UNION AVENUE
                             DENVER, COLORADO 80237
                           (TOLL FREE) 1-800-525-8085

                                   -----------

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 27, 2000

                                   -----------

                               VOTING INFORMATION

      This Proxy  Statement is being  furnished to shareholders of INVESCO Latin
American Growth Fund and INVESCO Pacific Basin Fund (each a "Fund" or collectively the "Funds"), each a series of INVESCO International Funds, Inc. ("International Funds"), in connection with the solicitation of proxies from shareholders of each Fund by the board of directors of International Funds ("Board") for use at a special meeting of shareholders to be held on November 27, 2000 ("Meeting"), and at any adjournment of the Meeting. This Proxy Statement will first be mailed to shareholders on or about September 29, 2000.

      For each Fund, one-third of the Fund's shares outstanding on September 19, 2000 (the "Record Date"), represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal set forth in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. [Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Also, abstentions and broker non-votes will not be counted, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.]

      The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated on the proxy card, if it is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you date, sign, and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the proposal and the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, revocation must be received by International Funds prior to the Meeting and must indicate your name and account number. If you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

      In order to reduce costs, the notices to a shareholder having more than one account in a Fund listed under the same Social Security number at a single address have been combined. The proxy cards have been coded so that a shareholder's votes will be counted for each such account.

      As of the Record Date, the Funds have the following number of shares of common stock outstanding: INVESCO Latin American Growth Fund [____________], and INVESCO Pacific Basin Fund [____________]. The solicitation of proxies (the cost of which will be borne by INVESCO Funds Group, Inc. ("INVESCO"), the investment adviser and transfer agent of the Funds) will be made primarily by mail but also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), none of which will receive any compensation for these activities from the Fund, or by Shareholder Communications Corporation, professional proxy solicitors, which will be paid fees and expenses of up to approximately $47,608 and $25,958 for INVESCO Pacific Basin Fund and INVESCO Latin American Growth, respectively, for soliciting services. If votes are recorded by telephone, Shareholder Communications Corporation will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder's instructions have been properly recorded. You may also vote by mail, by facsimile or through a secure internet site. Proxies voted by telephone, facsimile or internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

      COPIES OF INTERNATIONAL FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST COPIES OF THESE REPORTS, WITHOUT CHARGE, BY WRITING TO INVESCO DISTRIBUTORS, INC., P.O. BOX 173706, DENVER, COLORADO 80217-3706, OR BY CALLING TOLL-FREE 1-800-344-3558.

      Except as set forth in Appendix A, INVESCO does not know of any person who owns beneficially 5% or more of the shares of either Fund. Directors and officers of International Funds own in the aggregate less than [__%] of the shares of each Fund.

      VOTE REQUIRED. Approval of Proposals 1 and 2 to liquidate and terminate the Funds requires the affirmative vote of the lesser of: (1) 67% of each Fund's shares present at a meeting of shareholders if the owners of more than 50% of each Fund's shares then outstanding are present in person or by proxy or (2) more than 50% of each Fund's outstanding shares. Each outstanding full share of a Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. If either Proposal is not approved by the requisite vote of shareholders of the respective Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.

      PROPOSAL 1.    TO APPROVE A PLAN OF LIQUIDATION AND
                     TERMINATION ("LIQUIDATION PLAN") FOR LATIN
                     AMERICAN GROWTH FUND

                     (LATIN AMERICAN GROWTH FUND SHAREHOLDERS ONLY)

THE PROPOSED LIQUIDATION AND TERMINATION

      The Board believes that liquidating Latin American Growth Fund's assets and terminating its existence would be in the Fund's shareholders' best interests. Accordingly, the Board, including all of its directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of International Funds ("Independent Directors"), adopted the proposed Liquidation Plan, which provides for liquidating Latin American Growth Fund's assets, distributing the proceeds thereof to its shareholders pro rata, and terminating the Fund's existence. A copy of the Liquidation Plan is attached to this proxy statement as Appendix B.

      Latin American Growth Fund commenced operations on February 15, 1995. For the fiscal years ended October 31, 1999, the year ended July 31, 1999 and the period ended July 31, 1995, various Latin American Growth Fund expenses were voluntarily absorbed by its investment adviser, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, Latin American Growth Fund has experienced limited asset growth. In addition, Latin American Growth Fund has experienced negative returns over the last several years and net asset reductions over the past fiscal year. INVESCO and Latin American Growth Fund's distributor, INVESCO Distributors, Inc. ("IDI"), have come to believe that it is unlikely that the Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing Latin American Growth Fund's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate the Fund.

      At a meeting held on August 15, 2000, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. Under
International Funds' Articles of Incorporation, the liquidation of Latin American Growth Fund may be effected only on the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

CONSIDERATION BY THE BOARD

      In evaluating the proposed liquidation and termination of Latin American Growth Fund, the Board considered a number of factors, including the amount of the Fund's total assets, its expense ratio (absent the absorption of expenses mentioned above), and the likelihood that additional sales of Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing Latin American Growth Fund at the Fund's current low level of assets indefinitely, but will do so pending the Fund's liquidation and termination. Based on consideration of the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of Latin American Growth Fund, subject to shareholder approval.

      If the Liquidation Plan is not approved by the shareholders, Latin American Growth Fund will continue to operate as a series of International Funds (but without INVESCO's advisory fee waiver and absorption of expenses).

DESCRIPTION OF THE LIQUIDATION PLAN

      Under the Liquidation Plan each shareholder's interest in Latin American Growth Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of the Fund will be closed. Thereafter, all assets of Latin American Growth Fund not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that as soon as reasonably practicable after that date, the distribution of Latin American Growth Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of Latin American Growth Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of Latin American Growth Fund assets not sold prior to the first liquidating distribution, and any other miscellaneous Fund income.

      The date or dates on which Latin American Growth Fund will pay the liquidating distributions and on which the Fund will be liquidated have not been determined, but it is anticipated that if the Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practical after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

      The Liquidation Plan will not affect a shareholder's right to redeem Latin American Growth Fund shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in each class's respective Latin American Growth Fund prospectus without waiting for the Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out the purposes of the Liquidation Plan. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to Latin American Growth Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

      Under the Liquidation Plan, Latin American Growth Fund will not be responsible for the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence. INVESCO will be responsible for paying all such expenses.

FEDERAL INCOME TAX CONSEQUENCES

      The following summary provides general information regarding the federal income tax consequences to Latin American Growth Fund resulting from its liquidation and termination, and to its shareholders on their receipt of liquidating distributions from the Fund. Latin American Growth Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax situations unrelated to the receipt of liquidating distributions, and accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from Latin American Growth Fund.

      As discussed above, if the Liquidation Plan is approved by its shareholders, Latin American Growth Fund will sell its assets and distribute the proceeds to the Fund's shareholders. Latin American Growth Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of the Funds net gain realized from the sale of its assets.

      A shareholder who receives a liquidating distribution in cancellation and redemption of Latin American Growth Fund shares will be treated as having sold those shares for the amount of the liquidating distribution. Such shareholder will recognize gain or loss on that sale measured by the difference between the adjusted tax basis for the applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that Latin American Growth Fund is required to withhold 31% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct and valid U.S. taxpayer identification number.

      The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Latin American Growth Fund shares generally will not be treated as a taxable event to the IRA beneficiary. HOWEVER, SOME IRAS THAT HOLD LATIN AMERICAN GROWTH FUND SHARES MAY HAVE BEEN ESTABLISHED WITH CUSTODIANS THAT MAY NOT REINVEST THE LIQUIDATION DISTRIBUTION PROCEEDS, BUT INSTEAD MUST IMMEDIATELY DISTRIBUTE THOSE PROCEEDS TO THE IRA BENEFICIARY. THOSE DISTRIBUTIONS COULD HAVE ADVERSE TAX CONSEQUENCES FOR THE BENEFICIARIES OF SUCH IRAS, WHO ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THOSE DISTRIBUTIONS.

      REQUIRED VOTE. Approval of the Liquidation Plan requires the affirmative vote of the lesser of (1) 67% of Latin American Growth Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.

           -----------------------------------------------------------




      PROPOSAL 2.    TO APPROVE A PLAN OF LIQUIDATION AND
                     TERMINATION ("LIQUIDATION PLAN") FOR PACIFIC
                     BASIN FUND

                     (PACIFIC BASIN FUND SHAREHOLDERS ONLY)

THE PROPOSED LIQUIDATION AND TERMINATION

      The Board believes that liquidating Pacific Basin Fund's assets and terminating its existence would be in the Fund's shareholders' best interests. Accordingly, the Board, including all of its directors who are not "interested persons," as that term is defined in the 1940 Act, of International Funds ("Independent Directors"), adopted the proposed Liquidation Plan, which provides for liquidating Pacific Basin Fund's assets, distributing the proceeds thereof to its shareholders PRO RATA, and terminating the Fund's existence. A copy of the Liquidation Plan is attached to this proxy statement as Appendix B.

      Pacific Basin Fund commenced operations on January 19, 1984. For the fiscal years ended October, 31 1999 and October 31, 1998, various Pacific Basin Fund expenses were voluntarily absorbed by its investment adviser, INVESCO. Notwithstanding the expense reduction measures taken by INVESCO, Pacific Basin Fund has experienced limited asset growth. In addition, Pacific Basin Fund has experienced negative returns over the last several years and net asset reductions over the past fiscal year. INVESCO and Pacific Basin Fund's distributor, INVESCO Distributors, Inc. ("IDI"), have come to believe that it is unlikely that the Fund will experience material growth in assets in the foreseeable future. In light of the inefficiencies and higher costs of managing Pacific Basin Fund's small asset base, INVESCO and IDI submitted to the Board a proposal to liquidate and terminate the Fund.

      At a meeting held on August 15, 2000, the Board considered and unanimously approved the Liquidation Plan, subject to shareholder approval. Under International Funds' Articles of Incorporation, the liquidation of Pacific Basin Fund may be effected only on the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

CONSIDERATION BY THE BOARD

      In evaluating the proposed liquidation and termination of Pacific Basin Fund, the Board considered a number of factors, including the amount of the Fund's total assets, its expense ratio (absent the absorption of expenses mentioned above), and the likelihood that additional sales of Fund shares could enable it to attain an asset level that would sustain an acceptable expense ratio. The Board also considered INVESCO's representation that it is not prepared to continue to waive its advisory fee and absorb the expenses associated with managing Pacific Basin Fund at its current low level of assets indefinitely, but will do so pending the Fund's liquidation and termination. Based on consideration of the foregoing, and other factors they deemed relevant, the Board (including all of its Independent Directors) approved the liquidation and termination of Pacific Basin Fund, subject to shareholder approval.

      If the Liquidation Plan is not approved by the shareholders, Pacific Basin Fund will continue to operate as a series of International Funds (but without INVESCO's advisory fee waiver and absorption of expenses).

DESCRIPTION OF THE LIQUIDATION PLAN

      Under the Liquidation Plan each shareholder's interest in Pacific Basin Fund's assets will be fixed on the date on which the shareholders approve the Liquidation Plan. On that date, the books of the Fund will be closed. Thereafter, all assets of Pacific Basin Fund not already held in cash or cash equivalents will be liquidated. The Liquidation Plan provides that as soon as reasonably practicable after that date, the distribution of Pacific Basin Fund's assets will be made in one or two liquidating distributions. The first such distribution is expected to consist of cash representing substantially all of Pacific Basin Fund's assets less the amount reserved to pay its liabilities and expenses. A second liquidating distribution, if necessary, is anticipated to be made within 90 days after the first liquidating distribution and will consist of cash from any assets remaining after payment of those liabilities and expenses, the proceeds of any sale of Pacific Basin Fund assets not sold prior to the first liquidating distribution, and any other miscellaneous Fund income.

      The date or dates on which Pacific Basin Fund will pay the liquidating distributions and on which the Fund will be liquidated have not been determined, but it is anticipated that if the Fund's shareholders adopt the Liquidation Plan, the liquidating distributions would occur as soon as reasonably practical after the date on which the shareholders approve the Liquidation Plan. Shareholders will receive their respective portions of the liquidating distribution(s) without any further action on their part.

      The Liquidation Plan will not affect a shareholder's right to redeem Pacific Basin Fund shares prior to the liquidation of the Fund. Therefore, a shareholder may redeem in accordance with the redemption procedure set forth in each class's respective Pacific Basin Fund prospectus without waiting for the Fund to take any action respecting its liquidation. The Liquidation Plan also authorizes the Board to make variations from or amendments to the provisions thereof that it deems necessary or appropriate to carry out the purposes of the Liquidation Plan. No shareholder will be entitled to exercise any dissenter's rights or appraisal rights with respect to Pacific Basin Fund's liquidation and termination under either the Liquidation Plan or relevant provisions of Maryland law.

      Under the Liquidation Plan, Pacific Basin Fund will not be responsible for the expenses incurred in connection with carrying out the Liquidation Plan, including the cost of soliciting proxies, liquidating its assets, and terminating its existence. INVESCO will be responsible for paying all such expenses.

FEDERAL INCOME TAX CONSEQUENCES

      The following summary provides general information regarding the federal income tax consequences to Pacific Basin Fund resulting from its liquidation and termination and to its shareholders on their receipt of liquidating distributions from the Fund. Pacific Basin Fund has not sought a ruling from the Internal Revenue Service with respect to these matters. This summary generally applies to shareholders who are individual U.S. citizens (other than dealers in securities) and does not address the particular federal income tax consequences that may apply to shareholders that are, for example, corporations, trusts, estates, tax-exempt organizations, or non-resident aliens; nor does this summary address state or local tax consequences. The tax consequences discussed herein may affect shareholders differently, depending on their particular tax
situations   unrelated  to  the  receipt  of  liquidating   distributions,   and
accordingly this summary is not a substitute for careful tax planning. Shareholders may wish to consult their personal tax advisers concerning their particular tax situations and the impact thereon of receiving liquidating distributions from Pacific Basin Fund.

      As discussed above, if the Liquidation Plan is approved by its shareholders, Pacific Basin Fund will sell its assets and distribute the proceeds to the Fund's shareholders. Pacific Basin Fund anticipates that it will retain its qualification for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, during the liquidation period and will make all required distributions so that it will not be taxed on any of the Fund's net gain realized from the sale of its assets.

      A shareholder who receives a liquidating distribution in cancellation and redemption of Pacific Basin Fund shares will be treated as having sold those shares for the amount of the liquidating distribution. Such shareholder will recognize gain or loss on that sale measured by the difference between the adjusted tax basis for applicable shares and the liquidating distribution. If the shares are held as capital assets, the gain or loss will be characterized as capital gain or loss. Capital gain or loss attributable to shares held for more than one year will constitute long-term capital gain or loss, while capital gain or loss attributable to shares held for one year or less will be short-term. Shareholders also should be aware that Pacific Basin Fund is required to withhold 31% of liquidating distributions payable to any individuals and certain other noncorporate shareholders who do not provide the Fund with a correct and valid U.S. taxpayer identification number.

      The receipt of a liquidating distribution by an individual retirement account ("IRA") that holds Pacific Basin Fund shares generally will not be treated as a taxable event to the IRA beneficiary. HOWEVER, SOME IRAS THAT HOLD PACIFIC BASIN FUND SHARES MAY HAVE BEEN ESTABLISHED WITH CUSTODIANS THAT MAY NOT REINVEST THE LIQUIDATION DISTRIBUTION PROCEEDS, BUT INSTEAD MUST IMMEDIATELY DISTRIBUTE THOSE PROCEEDS TO THE IRA BENEFICIARY. THOSE DISTRIBUTIONS COULD HAVE ADVERSE TAX CONSEQUENCES FOR THE BENEFICIARIES OF SUCH IRAS, WHO ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF THOSE DISTRIBUTIONS.

      REQUIRED VOTE. Approval of the Liquidation Plan requires the affirmative vote of the lesser of (1) 67% of Pacific Basin Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 2.
--------------------------------------------------------------------------------

                  INFORMATION CONCERNING ADVISER, SUB-ADVISER,
                      DISTRIBUTOR AND AFFILIATED COMPANIES

     INVESCO, a Delaware corporation, serves as each Fund's investment adviser, and provides other services to the Funds and International Funds. IDI, a Delaware corporation and wholly owned subsidiary of INVESCO, serves as each Fund's distributor. INVESCO is a wholly owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly owned subsidiary of AMVESCAP PLC.(1) The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M 4YR, England. INVESCO's and IDI's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. INVESCO currently serves as investment adviser of 9 open-end investment companies having approximate aggregate net assets in excess of $42.4 billion as of July 31, 2000.

      The principal executive officers and directors of INVESCO and their principal occupations are:

----------------------------
(1) The intermediary companies  between INAH and AMVESCAP PLC are as follows:
AMVESCAP, Inc., AMVESCAP Group Services, Inc. and AVZ, Inc., each of which is wholly owned by its immediate parent.

      Mark H. Williamson, Chairman of the Board, President and Chief Executive Officer, also, Chairman of the Board, President and Chief Executive Officer of IDI; Charles P. Mayer, Senior Vice President and Director, also, Director of
IDI; Ronald L. Grooms, Senior Vice President, Treasurer and Director, also, Senior Vice President, Treasurer and Director of IDI; Richard W. Healey, Senior Vice President and Director, also, Senior Vice President and Director of IDI; Timothy J. Miller, Senior Vice President and Director, also, Director of IDI; and Glen A. Payne, Senior Vice-President, Secretary and General Counsel, also Senior Vice-President, Secretary and General Counsel of IDI.

      The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237.

      INVESCO, as investment adviser, has contracted with IAML, as investment sub-adviser, to provide portfolio investment advisory services to the Funds. The principal executive officers and directors of IAML and their principal occupations are:

      Michael Benson, Chief Executive Officer; Tristan Hillgarth, Director; Jeremy Lambourne, Director; Dallas McGillivray, Director; Anthony Myers, Director; Graeme Proudfoot, Director; Hugh Ward, Director; Sarah Bates, Director; and Michael Perman, Secretary.

      The address of each of the foregoing officers and directors is 11 Devonshire Square, London, EC2M 4YR, England.

      Pursuant to an Administrative Services Agreement between International Funds and INVESCO, INVESCO provides administrative services to International Funds, including sub-accounting and recordkeeping services and functions. For such services, each Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at the annual rate of 0.045% per year of the average net assets of that Fund. INVESCO is also paid a fee by each Fund for providing transfer agent services, including acting as the International Funds registrar, transfer agent, and dividend dispersing agent. During the fiscal year ended October 31, 1999, International Funds paid INVESCO total compensation of $3,041,485 for such services.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

                             SHAREHOLDERS PROPOSALS

      International Funds does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of International Funds, 7800 East Union Avenue,

Denver, Colorado 80237. International Funds has not received any shareholder proposals to be presented at this Meeting.

                                    By Order of the Board of Directors,




                                    Glen A. Payne
                                    Secretary

September 29, 2000

                                   APPENDIX A

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the beneficial ownership of each Fund's outstanding equity securities as of September 20, 2000, by each beneficial owner of 5% or more of a Fund's outstanding equity securities.

       Beneficial owners of 5% or more of INVESCO Latin American Growth Fund

Name and Address                                  Amount and Nature   Percentage
----------------                                     of Ownership     ----------
                                                     ------------










       Beneficial owners of 5% or more of INVESCO Pacific Basin Fund

Name and Address                                  Amount and Nature   Percentage
----------------                                     of Ownership     ----------
                                                     ------------

                                   APPENDIX B

                       PLAN OF LIQUIDATION AND TERMINATION

        [INVESCO LATIN AMERICAN GROWTH FUND / INVESCO PACIFIC BASIN FUND]

      THIS PLAN OF  LIQUIDATION  AND  TERMINATION  ("Plan")  is made by  INVESCO
International Funds, Inc., a Maryland open-end investment company ("Corporation"), with respect to [INVESCO Latin American Growth Fund/INVESCO Pacific Basin Fund], a segregated portfolio of assets ("series") thereof ("Fund").

      WHEREAS, the Corporation's board of directors ("Board") has determined that liquidation and termination of the Fund is in the best interests of the Corporation and the Fund and thus has adopted this Plan; and

      WHEREAS,  pursuant  to  Article  III,  Section  3,  Paragraph  (f)  of the
Corporation's Articles of Amendment and Restatement of the Articles of Incorporation, the Board may authorize the liquidation of shares of any series of stock from its shareholders; and

      WHEREAS, liquidation of the Fund as a series of the Corporation requires the affirmative vote of the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the holders of more than 50% of its outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares ("Required Vote").

      NOW THEREFORE, this Plan shall be effective upon receipt of the Required Vote.

      Article I.  ACTIONS TO BE TAKEN PRIOR TO LIQUIDATION

      (a) As directed by the Board, the Fund shall proceed with the business of winding up its affairs.

      (b) The Board shall authorize the appropriate parties to wind up the Fund's affairs, and all the powers of the Corporation's directors under its Articles of Incorporation and by-laws shall continue with respect to the Fund until its affairs have been wound up, including the powers to (i) fulfill or discharge the Fund's contracts, (ii) collect the Fund's assets, (iii) sell, convey, assign, exchange, transfer, or otherwise dispose of all or any part of the remaining property of the Fund to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (iv) discharge or pay the Fund's liabilities, (v) prosecute, settle, or compromise claims of the Fund or to which the Fund is subject, (vi) file final state and federal tax returns for the Fund, (vii) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund's records, and (viii) do all other acts necessary or appropriate to wind up the Fund's business.

      (c) As directed by the Board, the Corporation shall make one or two liquidating distributions to the Fund's shareholders of record as of the date of receipt of the Required Vote (individually a "Shareholder" and collectively "Shareholders") in regards to the cancellation and redemption of Shareholders'

Fund  shares.   The  amount  of  each  liquidating   distribution  to  each
Shareholder shall be in proportion to the number of the Fund's shares held thereby.

      Article II.       FILINGS WITH THE STATE OF MARYLAND

      (a) The Board shall authorize the appropriate parties to file for and obtain (i) a tax clearance certificate from the Comptroller of the Treasury of Maryland or the collector of taxes stating that all taxes payable by the Fund have been paid or provided for and (ii) if the Fund has employees, a certificate from the Secretary of Economic and Employment Development of Maryland stating that all unemployment insurance contributions, reimbursement payments, and interest have been paid or provided for.

      (b) Upon cancellation of the Fund's shares, the Board shall authorize the appropriate parties to file Articles Supplementary with the Maryland Department of Assessments and Taxation to eliminate the total number of shares of stock allocated to the Fund and decrease, by an identical amount, the aggregate number of shares of stock the Corporation has authority to issue.

      Article III.      LIQUIDATION PROCEDURES

      (a) The Board shall authorize all actions to be taken such that the Fund will apply its assets to the payment of all its existing debts and obligations, including necessary expenses of redeeming and canceling the Fund's shares.

      (b) On the date of receipt of the Required Vote, the interest of each Shareholder shall be fixed and the books of the Fund shall be closed.

      (c) As soon as reasonably practicable after (1) receipt of the Required Vote, (2) paying or adequately providing for the payment of the Fund's liabilities, and (3) receipt of such releases, indemnities, and refunding agreements as the Board deems necessary for its protection, the Board shall cause the remaining assets of the Fund to be distributed in one or two (if necessary) distributions of cash payments, with Shareholders receiving their proportionate shares of each payment, in regards to the cancellation and redemption of their Fund shares.

      (d) If the Board is unable to make distributions to all the Shareholders because of the inability to locate Shareholders to whom distributions in cancellation and redemption of the Fund's shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit all remaining assets of the Fund in a trust for the benefit of the Fund's Shareholders that cannot be located. The expenses of the trust shall be charged against the assets therein.

      Article IV.       AMENDMENT OF THIS PLAN

      The Board may authorize variations from, or amendments of, the provisions of this Plan (other than the terms of the liquidating distributions) that it deems necessary or appropriate to effect the distributions in cancellation and redemption of the Fund's shares and the liquidation and termination of the Fund's existence.

      Article V.        EXPENSES

      INVESCO Funds Group, Inc. shall bear 100% of all the expenses incurred in connection with carrying out this Plan, including the cost of soliciting proxies, liquidating the Fund's assets, and terminating the Fund's existence.

[Name and Address]


                       INVESCO LATIN AMERICAN GROWTH FUND
                        INVESCO INTERNATIONAL FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 27, 2000

      This proxy is being solicited on behalf of the Board of Directors of INVESCO International Funds, Inc. (the "Company") and relates to the proposals disclosed in the accompanying Proxy Statement with respect to the Company and to all classes of the INVESCO Latin American Growth Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on November 27, 2000, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[TO VOTE BY TOUCH-TONE  PHONE OR THE INTERNET,  PLEASE CALL  1-800-690-6903
TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885]


      TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                      DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                       INVESCO LATIN AMERICAN GROWTH FUND
                        INVESCO INTERNATIONAL FUNDS, INC.

VOTE ON PROPOSAL                                       FOR     AGAINST  ABSTAIN

1. Approval of a Plan of Liquidation and Termination of the Fund.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[TO VOTE BY TOUCH-TONE  PHONE OR THE INTERNET,  PLEASE CALL  1-800-690-6903
TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.]

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each must sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.



------------------------------------------------- ------------------------------
Signature                                         Date

------------------------------------------------- ------------------------------
Signature (Joint Owners)                          Date

[Name and Address]


                           INVESCO PACIFIC BASIN FUND
                        INVESCO INTERNATIONAL FUNDS, INC.

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 27, 2000

      This proxy is being solicited on behalf of the Board of Directors of INVESCO International Funds, Inc. (the "Company") and relates to the proposals disclosed in the accompanying Proxy Statement with respect to the Company and to all classes of the INVESCO Pacific Basin Fund, a series of the Company ("Fund"). The undersigned hereby appoints as proxies Fred A. Deering and Mark H. Williamson, and each of them (with power of substitution), to vote all shares of common stock of the undersigned in the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m., Mountain Standard Time, on November 27, 2000, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

      The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" the proposal relating to the Fund with discretionary power to vote upon such other business as may properly come before the Meeting.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[TO VOTE BY TOUCH-TONE  PHONE OR THE INTERNET,  PLEASE CALL  1-800-690-6903
TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885]


      TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                     [X] KEEP THIS PORTION FOR YOUR RECORDS

                      DETACH AND RETURN THIS PORTION ONLY.
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                           INVESCO PACIFIC BASIN FUND
                        INVESCO INTERNATIONAL FUNDS, INC.

VOTE ON PROPOSAL                                       FOR     AGAINST  ABSTAIN

1. Approval of a Plan of Liquidation and Termination of the Fund.

YOUR VOTE IS IMPORTANT. IF YOU ARE NOT VOTING BY PHONE, FACSIMILE, OR INTERNET, PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

[TO VOTE BY TOUCH-TONE  PHONE OR THE INTERNET,  PLEASE CALL  1-800-690-6903
TOLL FREE OR VISIT HTTP://WWW.PROXYVOTE.COM. TO VOTE BY FACSIMILE TRANSMISSION, PLEASE FAX YOUR COMPLETED PROXY CARD TO 1-800-733-1885.]

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each must sign. Attorneys-in-fact, executors, administrators, etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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Signature                                         Date

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Signature (Joint Owners)                          Date